UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 27, 2007
                                                 ____________________________


                           QUAINT OAK BANCORP, INC.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)



Pennsylvania                          000-52964                    35-2293957
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



607 Lakeside Drive, Southampton, Pennsylvania                           18966
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (215) 364-4059
                                                    _________________________



                              Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          _____________________________________________

     On July 27, 2007, Quaint Oak Bancorp, Inc. (the "Company") reported its results of operations for the second quarter ended
June 30, 2007.

     For additional information, reference is made to the Company's press release dated July 27, 2007, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01 Financial Statements and Exhibits
          _________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d) The registrant's press release, dated July 27, 2007, is attached hereto as Exhibit 99.1.























                                2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   QUAINT OAK BANCORP, INC.




Date:  July 27, 2007           By: /s/Robert T. Strong
                                   ______________________________________
                                   Robert T. Strong
                                   President and Chief Executive Officer
























                                      3

                                EXHIBIT INDEX


        Exhibit No.     Description
        ______________  ________________________________________________

        99.1            Press release dated July 27, 2007






































                                       4